Exhibit 23.2

                                 Consent of KPMG

                             KPMG Peat Marwick, LLP

                          CERTIFIED PUBLIC ACCOUNTANTS
                                FINANCIAL ADIVORS
            MEMBER AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

We consent to this Registration Statement of Inc.ubator Capital, Inc. on Form S-8 for our report relating to the financial statements of Inc.ubator Capital, Inc. dated September 30, 2000.



/s/KPMG Peat Marwick, LLP
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KPMG Peat Marwick, LLP